Commitments and Contigencies	12 Months Ended
Dec. 31, 2013
Commitments and Contigencies

16. COMMITMENTS AND CONTINGENCIES

FCI provided their employees with collateral for personal loans by depositing at a designated bank US$937 thousand and US$946 thousand at December 31, 2012 and 2013, respectively. Such amounts were accounted for as restricted cash.

Operating Leases

The Company entered into various operating lease agreements for office space that expire on various dates through March 2017. The Company recognized rent expense for the years ended December 31, 2011, 2012 and 2013 of US$1,465 thousand, US$1,609 thousand and US$1,763 thousand, respectively. The minimum operating lease payments expected under these leases as of December 31, 2013 were US$2,080 thousand, US$1,734 thousand, US$1,065 thousand, US$645 thousand, and US$582 thousand for the years ending December 31, 2014, 2015, 2016, 2017 and 2018, respectively.

Litigation

The Company are subject to legal proceedings and claims, either asserted or unasserted, which arise in the ordinary course of business. Although the outcome of such proceedings and claims cannot be predicted with certainty, management does not believe that the outcome of any of these matters will have a material adverse effect on our business, results of operations, financial position or cash flows. Any litigation, however, involves potential risk and potentially significant litigation costs, and therefore there can be no assurance that any litigation which is now pending or which may arise in the future would not have such a material adverse effect on our business, financial position, results of operations or cash flows.

All American Semiconductor, Inc. (“All American” or “AASI”) was a former distributor for the Company. On April 25, 2007, All American filed for Chapter 11 bankruptcy protection. At the time of the filing, the Company had US$256 thousand of unpaid accounts receivable from All American. On April 17, 2009, SMI USA and related entities were named as defendants in an adversary proceeding filed by the AASI Creditor Liquidating Trust (“CLT”) in the bankruptcy case pending in the U.S. Bankruptcy Court for the Southern District of Florida. The CLT was seeking the return of allegedly avoidable transfers in the amount of US$854 thousand. The Company filed an answer and affirmative defenses. In March 2010, SMI USA settled with the CLT by paying the amount of US$220 thousand and on April 1, 2010, the Bankruptcy Court granted the motion to approve stipulations to compromise controversy. On August 23, 2010, the Court entered an order dismissing the adversary proceeding. In June 2011, Liquidating Trustee for the CLT filed the AASI Creditor Liquidating Trustee’s Seventeenth Omnibus Objection to Claims but in August 2011, withdrew it with respect to SMI USA’s proof of claim. According to the CLT’s letter dated September 9, 2011, it is currently finalizing its claims review process and preparing for distribution to beneficiaries who are holders of allowed claims and have rights to a distribution pursuant to the Plan. In January 2012 and 2014, the Company received the first distribution of US$21 thousand and the second distribution of US$36 thousand, respectively.

In 2006, FCI joined with other technology companies and invested in the Pangyo Silicon Park Construction Project Cooperative (“Pangyo Cooperative”) in Korea. In July 2010, FCI, TLi Inc. (“TLI”), OCI Materials Co., Ltd (“OCI”) and other companies withdrew from the Pangyo Cooperative and forfeited 10% of their total investment. FCI believes its loss was caused by bad will actions taken by TLI. In December 2011, FCI and OCI together filed a complaint against TLI at the Suwon District Court in Korea. In April 2013, the court dismissed the plaintiffs’ complaints. The plaintiffs have decided not to appeal the court’s decision.